UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: July 6, 2001
                ------------

                             ONLINE INNOVATION, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                        000-29285                  52-2058364
-----------------------------  ------------------------  -----------------------
(State or other jurisdiction     (Commission                 (I.R.S Employer
of incorporation)               File Number)               Identification No.)


          1118 Homer Street, #218, Vancouver, British Columbia V6B 6L5
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     (Address of principal executive offices)                 (Zip Code)

Registrant's Telephone number including area code:  (604) 669-7564

Item 5:  Other Events and Regulation FD Disclosure

On June 25, 2001, Online Innovation, Inc. (the "Company") entered into a Common Stock Purchase Agreement (the "Agreement") with Fusion Capital Fund II, LLC, a Chicago based institutional investor ("Fusion"). Pursuant to the Agreement, subject to certain terms and conditions discussed further below, Fusion has agreed to purchase $6,000,000 of the Company's common stock. The stock will be purchased at a rate of $10,000 per trading day, or $200,000 every 20 trading days. The purchase price of the stock will be based on the market price of the Company's common shares at the time of purchase.

The Company will have the right to decrease the daily purchase rate of $10,000 at any time. In the event of such a decrease, it will also have the right to increase the daily purchase rate back to $10,000 at any time. In addition, if the closing price of the Company's shares is above $3.00 for five consecutive trading days, the Company will have the right to increase the daily purchase rate above $10,000. If the Company chooses to increase the daily purchase rate above $10,000 and the closing price of the Company's shares falls below $3.00,
the daily purchase rate will be reduced to $10,000.   The Company may, at any
time, suspend purchases under the Agreement. In addition, no purchase will be made if such purchase would cause Fusion, together with any of its affiliates, to own in excess of 9.9% of the Company's common stock.

The Company will not be obligated to sell and Fusion will not be able to purchase any common stock under the Agreement if the purchase price for the stock (based on the market price of the Company's shares at the time of purchase) would be less than $0.75. The Company may, at its discretion, increase this "floor price". The Company may also, with the consent of Fusion, decrease the floor price. Fusion is prohibited, during the term of the

Agreement, from effecting any short sales of the Company's common stock or entering into any hedging transaction which establishes a net short position with respect to the Company's common stock.

As consideration for entering into the Agreement, the Company has agreed to issue 640,000 shares of its common stock to Fusion. In addition, the Company has agreed to issue to Fusion share purchase warrants entitling Fusion to purchase up to 320,000 shares of the Company's common stock at a price of $0.75. The warrants are exercisable for a period of 5 years from the date of issue. Subject to certain conditions, Fusion has agreed not to transfer or sell any of these shares for 600 trading days from the date of the Agreement.

Under the Agreement, the Company is not obligated to commence sales of its common stock to Fusion, and Fusion is not obligated to make any purchases of the Company's common stock, until the Company has filed a registration statement under the Securities Act of 1933 with the Securities and Exchange Commission respecting at least 2,000,000 of the shares of the Company's common stock to be issued pursuant to the Agreement. The registration statement must also register the 640,000 commitment shares issued by the Company and any shares to be acquired by Fusion pursuant to the exercise of the warrants described above.

The Company intends to use the proceeds of the financing to fund ongoing operations. Funds will be utilized for general and administrative expenses, ongoing development of the Company's internet based products and services and for marketing of those products and services. Readers should be aware that delivery of funds pursuant to the Agreement is subject to the conditions described above, including the requirement that the stock to be purchased under the Agreement be registered with the Securities and Exchange Commission. While the Company expects to be able to file a registration statement respecting the stock in a reasonable time period, there is no guarantee that it will be successful in doing so. If the Company does receive funds from Fusion pursuant to the Agreement, existing investors will be subject to dilution as a result of the issuance of additional common stock to Fusion.

Item 7:  Exhibits

Exhibit     Description
-------     -----------
10.1        Common Stock Purchase Agreement dated June 25, 2001 between the
            Company and Fusion Capital Fund II, LLC.
10.2        Registration Rights Agreement dated June 25, 2001 between the
            Company and Fusion Capital Fund II, LLC.
10.3        Warrant Certificate dated June 25, 2001
99.1        Press Release of the Company dated June 26, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Online Innovation, Inc.


                                         By:      /s/ Chad D. Lee
                                             -------------------------------
                                                  Chad D. Lee, President

Date:  July 6, 2001

                                Index to Exhibits


Exhibit     Description
-------     -----------
10.1        Common Stock Purchase Agreement dated June 25, 2001 between the
            Company and Fusion Capital Fund II, LLC.
10.2        Registration Rights Agreement dated June 25, 2001 between the
            Company and Fusion Capital Fund II, LLC.
10.3        Warrant Certificate dated June 25, 2001
99.1        Press Release of the Company dated June 26, 2001

Exhibit 10.1

                                                                  EXECUTION COPY
                                                                  --------------

                         COMMON STOCK PURCHASE AGREEMENT

     COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of June 25, 2001 by and between ONLINE INNOVATION, INC., a Delaware corporation, (the "Company"), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company, ( the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                    WHEREAS:

     Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Six Million Dollars ($6,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares."

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1.     PURCHASE OF COMMON STOCK.

     Subject to the terms and conditions set forth in Sections 6, 7 and 9 below, the Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, shares of Common Stock as follows:

     (a)     Commencement of Purchases of Common Stock.  The purchase and sale
             -----------------------------------------
of Common Stock hereunder shall commence (the "Commencement") within five (5) Trading Days following the date of satisfaction (or waiver) of the conditions to the Commencement set forth in Sections 6 and 7 below (the date of such Commencement, the "Commencement Date").

     (b)     Buyer's Purchase Rights and Obligations.  Subject to the Company's
             ---------------------------------------
right to suspend purchases under Section 1(d)(ii) hereof, the Buyer shall purchase shares of Common Stock on each Trading Day during each Monthly Period equal to the Daily Base Amount at the Purchase Price. Within one (1) Trading Day of receipt of Purchase Shares, the Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for the purchase of the Purchase Shares so received. The Company shall not issue any fraction of a share of Common Stock upon any purchase. All shares of Common Stock (including fractions thereof) issuable upon a purchase under this Agreement shall be aggregated for purposes of determining whether the purchase would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

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Page 2

     (c)     Company's Right to Decrease or Increase the Daily Base Amount.
             -------------------------------------------------------------

         (i)     Company's Right to Decrease the Daily Base Amount.  The Company
                 -------------------------------------------------
      shall always have the right at any time to decrease the amount of the Daily Base Amount by delivering written notice (a "Daily Base Amount Decrease Notice") to the Buyer which notice shall specify the amount of the new Daily Base Amount. The decrease in the Daily Base Amount shall become effective one Trading Day after receipt by the Buyer of the Daily Base Amount Decrease. Any purchases by the Buyer which have a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Daily Base Amount Decrease Notice must be honored by the Company as otherwise provided herein. The decrease in the Daily Base Amount shall remain in effect until the Company delivers to the Buyer a Daily Base Amount Increase Notice (as defined below).

         (ii)     Company's Right to Increase Daily Base Amount. The Company
                  ---------------------------------------------
      shall always have the right at any time to increase amount of the Daily Base Amount up to the Original Daily Base Amount by delivering written notice to the Buyer stating the new amount of the Daily Base Amount (a "Daily Base Amount Increase Notice"). If the Closing Sale Price of the Common Stock on each of the five (5) consecutive Trading Days immediately prior to a Daily Base Amount Increase Notice is at least $3.00, the Company shall have the right to deliver a Daily Base Amount Increase Notice which increases the amount of the Daily Base Amount to any amount above the Original Daily Base Amount. A Daily Base Amount Increase Notice shall be effective one Trading Day after receipt by the Buyer. Such increase in the amount of the Daily Base Amount shall continue in effect until the delivery to the Buyer of a Daily Base Amount Decrease Notice. Notwithstanding anything to the contrary, if the Daily Base Amount then in effect is greater than the Original Daily Base Amount and the Sale Price of the Common Stock during any Trading Day is less than $3.00, the amount of the Daily Base Amount for such Trading Day on which the Sale Price of the Common Stock is less than $3.00 and for each Trading Day thereafter shall be the Original Daily Base Amount or such lesser amount as specified by the Company in a Daily Base Amount Decrease Notice. Thereafter, the Company shall again have the right to increase the amount of the Daily Base Amount to any amount above the Original Daily Base Amount only if the Closing Sale Price of the Common Stock is at least $3.00 on each of five
      (5) consecutive Trading Days.

     (d)     Limitations on Purchases.
             ------------------------

         (i)     Limitation on Beneficial Ownership.  The Company shall not
                 ----------------------------------
      effect any purchase under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Buyer together with its affiliates would beneficially own in excess of 9.9% of the outstanding shares of the Common Stock following such purchase. For purposes hereof, the number of shares of Common Stock beneficially owned by the Buyer and its affiliates or acquired by the Buyer and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable in connection with a purchase under this Agreement with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) a purchase of the remaining Available Amount which has not been submitted for purchase, and (2) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Buyer and its affiliates. If the 9.9% limitation is ever reached this shall not effect or limit the Buyer's obligation to purchase the Daily Base Amount as otherwise provided in this Agreement. For purposes of this Section, in determining the number of outstanding shares of Common Stock the Buyer may rely on the number of outstanding shares of Common Stock as reflected in
      (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be,
      (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Buyer, the Company shall promptly confirm orally and in writing to the Buyer the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any purchases under this Agreement by the Buyer since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, for purposes of this Section 1(d)(i), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

         (ii)     Company's Right to Suspend Purchases.   The Company may, at
                  ------------------------------------
      any time, give written notice (a "Purchase Suspension Notice") to the Buyer suspending purchases by the Buyer under this Agreement. The Purchase Suspension Notice shall be effective only for purchases which have a Purchase Date later than one (1) Trading Day after receipt of the Purchase Suspension Notice by the Buyer. Any purchase by the Buyer which has a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Purchase Suspension Notice from the Company must be honored by the Company as otherwise provided herein. Such purchase suspension shall continue in effect until a revocation in writing by the Company, at its sole discretion. So long as a Purchase Suspension Notice is in effect, the Buyer shall not be obligated to purchase any Purchase Shares from the Company under Section 1 of this Agreement.

         (iii)     Purchase Price Floor.  The Buyer shall not have the right nor
                   --------------------
      the obligation to purchase any Purchase Shares under this Agreement in the event that the Purchase Price for any purchases of Purchase Shares would be less than the Floor Price. The Company may at any time give written notice (a "Floor Increase Notice") to the Buyer increasing the Floor Price. The Floor Increase Notice shall be effective only for purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Floor Increase Notice by the Buyer. Any purchase by the Buyer that has a Purchase Date on or prior to the first Trading Day after receipt of a Floor Increase Notice from the Company must be honored by the Company as otherwise provided herein. The Company may at any time give written notice ("Floor Decrease Notice") to the Buyer notifying the Buyer of a proposed decrease to the Floor Price. The Floor Decrease Notice shall only be effective for purchases that have a Purchase Date later than one
      (1) Trading Day after delivery to the Company by the Buyer of a written notice ("Floor Acceptance Notice") accepting the proposed Floor Price decrease, which Floor Acceptance Notice the Buyer may deliver in its sole discretion.

     (e)     Records of Purchases.  The Buyer and the Company shall each
             --------------------
maintain records showing the remaining Available Amount at any give time and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company.

     (f)     Taxes.  The Company shall pay any and all taxes that may be payable
             -----
with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under of this Agreement.

     2.     BUYER'S REPRESENTATIONS AND WARRANTIES.

     The Buyer represents and warrants to the Company that:

     (a)     Investment Purpose.  The Buyer is entering into this Agreement and
             ------------------
acquiring the Securities (as defined in Section 4(f) hereof) for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

     (b)     Accredited Investor Status.  The Buyer is an "accredited investor"
             --------------------------
as that term is defined in Rule 501(a)(3) of Regulation D.

     (c)     Reliance on Exemptions.  The Buyer understands that the Securities
             ----------------------
are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     (d)     Information.  The Buyer has been furnished with all materials
             -----------
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss,
(ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

     (e)     No Governmental Review.  The Buyer understands that no United
             ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (f)     Transfer or Resale.  The Buyer understands that except as provided
             ------------------
in the Registration Rights Agreement (as defined in Section 6(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration and the Buyer has delivered to the Company an opinion of counsel to that effect; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (g)     Validity; Enforcement.  This Agreement has been duly and validly
             ---------------------
authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (h)     Residency.  The Buyer is a resident of the State of Illinois.
             ---------

     (i)     No Prior Short Selling.  The Buyer represents and warrants to the
             ----------------------
Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, associates, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or
(ii) hedging transaction, which establishes a net short position with respect to the Common Stock.


     3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Buyer that:

     (a)     Organization and Qualification.  The Company and its "Subsidiaries"
             ------------------------------
(which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3(b) hereof). The Company has no Subsidiaries except as set forth on
Schedule 3(a).

     (b)     Authorization; Enforcement; Validity.  (i) The Company has the
             ------------------------------------
requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement (as defined in Section 6(a) hereof) and each of the other agreements to be entered into by the parties on the Commencement Date and attached hereto as exhibits to this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the

Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     (c)     Capitalization.  As of the date hereof, the authorized capital
             --------------
stock of the Company consists of 75,000,000 shares of Common Stock, of which as of the date hereof, 13,905,000 shares are issued and outstanding, no shares are held as treasury shares, 1,500,000 shares are reserved for issuance pursuant to the Company's stock option plans of which only approximately 1,450,000 shares remain available for future grants under the plans and 750,000 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

     (d)     Issuance of Securities.  The Commitment Shares and Warrant have
             ----------------------
been and, the Warrant Shares shall be, upon issuance in accordance with the terms hereof, (i) duly authorized, validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 2,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement. Upon issuance and payment therefore in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     (e)     No Conflicts.  Except as disclosed in Schedule 3(e), the execution,
             ------------
delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby

(including, without limitation, the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as disclosed in Schedule 3(e), the Company is not and has not been since January 1, 1999, in violation of the listing requirements of the Principal Market.

     (f)     SEC Documents; Financial Statements. Except as disclosed in
             -----------------------------------
Schedule 3(f), since January 1, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been correctly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been correctly amended), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (g)     Absence of Certain Changes.  Except as disclosed in Schedule 3(g),
             --------------------------
since March 31, 2001, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

     (h)     Absence of Litigation. There is no action, suit, proceeding,
             ---------------------
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material
Adverse Effect.   A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).

     (i)     Acknowledgment Regarding Buyer's Status.  The Company acknowledges
             ---------------------------------------
and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

     (j)     No General Solicitation.  Neither the Company, nor any of its
             -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

     (k)     No Integrated Offering.  Neither the Company, nor any of its
             ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

     (l)     Dilutive Effect.  The Company understands and acknowledges that the
             ---------------
number of Purchase Shares purchasable under this Agreement will increase in certain circumstances. The Company further acknowledges that its obligation to issue Purchase Shares under this Agreement in accordance with the term and conditions hereof is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     (m)     Intellectual Property Rights.  The Company and its Subsidiaries own
             ----------------------------
or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(m), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

     (n)     Environmental Laws.  The Company and its Subsidiaries (i) are in
             ------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     (o)     Title.  The Company and its Subsidiaries have good and marketable
             -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

     (p)     Insurance.  The Company and each of its Subsidiaries are insured by
             ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

     (q)     Regulatory Permits.  The Company and its Subsidiaries possess all
             ------------------
material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (r)     Tax Status.  The Company and each of its Subsidiaries has made or
             ----------
filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (s)     Transactions With Affiliates.  Except as set forth on Schedule 3(s)
             ----------------------------
and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

     (t)     Application of Takeover Protections.  The Company and its board of
             -----------------------------------
directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

     (u)     Foreign Corrupt Practices.  Neither the Company, nor any of its
             -------------------------
Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.     COVENANTS.

     (a)     Filing of Registration Statement.  The Company shall within a
             --------------------------------
reasonable period of time file a new registration statement covering the sale of at least 2,000,000 Purchase Shares and all of the Commitment Shares and Warrant Shares. The Buyer and its counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC. The Company shall use its best efforts to have such registration statement or amendment declared effective by the SEC at the earliest possible date.

     (b)     Blue Sky. The Company shall, on or before the Commencement Date,
             --------
take such action, if any, as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Commitment Shares and the Purchase Shares for sale to the Buyer pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Commencement Date. The Company shall make all filings and reports relating to the offer and sale of the Commitment Shares and the Purchase Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Commencement Date.

     (c)     No Variable Priced Financing.  Other than pursuant to this
             ----------------------------
Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 11(k) hereof), neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price after the issuance of the security, or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock after the issuance of the security, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

     (d)     Listing.  The Company shall promptly secure the listing of all of
             -------
the Purchase Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

     (e)     Limitation on Short Sales and Hedging Transactions.  The Buyer
             --------------------------------------------------
agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11(k), the Buyer and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

     (f)     Issuance of Commitment Shares/Limitation on Sales of Commitment
             ---------------------------------------------------------------
Shares.  The Company agrees to issue to the Buyer on the date hereof, (i)
------
640,000 shares of Common Stock (the "Commitment Shares") and (ii) common stock Purchase warrants in the form of Exhibit F hereto, (the "Warrants") exercisable
                                 ---------
for a period of five (5) years from the Commencement Date, granting the Buyer the right to purchase 320,000 shares of Common Stock (the "Warrant Shares" and together with the Commitment Shares and Warrants, the "Securities") at a purchase price of $.75 per share. The Commitment Shares shall be issued in certificated form and (subject to Section 5 hereof) shall bear the following restrictive legend:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
       THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares or Warrant Shares until the earlier of 600 Trading Days from the date hereof or the date on which this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) in connection with any transfers to or among affiliates (as defined in the Securities Exchange Act of 1934, as amended), (ii) in connection with any pledge in connection with a bona fide loan or margin account, or (iii) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares or Warrant Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares or Warrant Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

     (h)     Due Diligence.  The Buyer shall have the right, from time to time
             -------------
as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours; provided however, that the Company is notified at least three (3) business days in advance of Buyer's intended date of arrival to perform due diligence. The Company and its officers and employees shall reasonably cooperate with the Buyer in connection with any reasonable request by the Buyer related to the Buyer's due diligence of the Company.

     5.     TRANSFER AGENT INSTRUCTIONS.

     On the Commencement, the Company shall cause any restrictive legend on the Commitment Shares to be removed and all of the Purchase Shares, and Warrant Shares to be issued under this Agreement shall be issued without any restrictive legend. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to the Transfer Agent with respect to the Purchase Shares and that the Commitment Shares, Warrant Shares and the Purchase Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares and the Warrant Shares.


6.     CONDITIONS TO THE COMPANY'S OBLIGATION TO COMMENCE
       SALES OF SHARES OF COMMON STOCK.

     The obligation of the Company hereunder to commence sales of the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred; provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

     (a) The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company including the Registration Rights Agreement substantially in the form of Exhibit A hereto (the
                                                           ---------
"Registration Rights Agreement").

     (b) Subject to the Company's compliance with Section 4(a), a registration statement covering the sale of all of the Commitment Shares, Warrant Shares and at least 2,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

     (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Commencement Date.


7.     CONDITIONS TO THE BUYER'S OBLIGATION TO COMMENCE
       PURCHASES OF SHARES OF COMMON STOCK.

     The obligation of the Buyer to commence purchases of Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred; provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

     (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer including the Registration Rights Agreement substantially in the form of Exhibit A hereto.
                             ---------

     (b) The Company shall have removed the restrictive legend from any Commitment Shares issued to the Buyer.

     (c) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended within the last 365 days suspended by the SEC or the Principal Market and the Purchase Shares and the Commitment Shares shall be approved for listing upon the Principal Market.

     (d) The Buyer shall have received the opinions of the Company's legal counsel dated as of the Commencement Date in the form of Exhibit B attached
                                                         ---------
hereto.

     (e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Buyer shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit C.
          ---------

     (f) The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as Exhibit D which shall be in full
                                           ---------
force and effect without any amendment or supplement thereto as of the Commencement Date.

     (g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases of Purchase Shares hereunder, at least 2,000,000 shares of Common Stock.

     (h) The Irrevocable Transfer Agent Instructions, in form acceptable to the Buyer shall have been delivered to and acknowledged in writing by the Company and the Transfer Agent.

     (i) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Trading Days of the Commencement Date.

     (j) The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Trading Days of the Commencement Date.

     (k) The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit E.
                                                  ---------

     (l) A registration statement covering the sale of all of the Commitment Shares, Warrant Shares and at least 2,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final form of prospectus to be used by the Buyer in connection with any sales of any Commitment Shares, Warrant Shares or any Purchase Shares. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares, Warrant Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws.

     (m) No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

     (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.


8.     INDEMNIFICATION.

     In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.     EVENTS OF DEFAULT.

     An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

     (a) while any registration statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

     (b) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

     (c) the failure of the Company or the Common Stock to fully meet the requirements for continued listing on the Principal Market for a period of thirty (30) consecutive Trading Days;

     (d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Buyer within ten (10) Trading Days after the applicable Purchase Date which the Buyer is entitled to receive under this Agreement;

     (e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days;

     (f) except as set forth on Schedule 9(f), any payment default under any contract whatsoever or any acceleration prior to maturity of any mortgage, indenture, contract or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, which with respect to any such payment default or acceleration prior to maturity, is in excess of $1,000,000;

     (g) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

     (h) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or
(F) is generally unable to pay its debts as the same become due; or

     (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any Subsidiary.

In addition to any other rights and remedies under applicable law and this Agreement, including the Buyer termination rights under Section 11(k) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, or so long as the Purchase Price is below the Purchase Price Floor, the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(g), 9(h) and 9(i) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.


     10.     CERTAIN DEFINED TERMS.

     For purposes of this Agreement, the following terms shall have the following meanings:

     (a)     "1933 Act" means the Securities Act of 1933, as amended.

     (b) "Available Amount" means initially Six Million Dollars ($6,000,000) in the aggregate, which amount shall be reduced by the Purchase Amount each time the Buyer purchases shares of Common Stock pursuant to Section 1 hereof.

     (c) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.


     (d) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

     (e) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     (f) "Daily Base Amount" means initially Ten Thousand Dollars ($10,000) per Trading Day, which amount may be increased or decreased from time to time pursuant to Section 1(c) hereof.


     (g) "Floor Price" means initially $.75, which amount may be increased of decreased from time to time pursuant to Section 1(d)(iii) hereof.

     (g) "Maturity Date" means the date that is 600 Trading Days (30 Monthly Periods) from the Commencement Date which such date may be extended by up to an additional six (6) Monthly Periods by the Company, in its sole discretion, by written notice to the Buyer.

     (h) "Monthly Base Amount" means Two Hundred Thousand Dollars ($200,000) per Monthly Period.

     (i) "Monthly Period" means each successive 20 Trading Day period commencing with the Commencement Date.

     (j) "Original Daily Base Amount" means Ten Thousand Dollars ($10,000) per Trading Day.

     (k) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (l) "Principal Market" means The Nasdaq OTC/ Bulletin Board market, provided, however, that in the event the Company's Common Stock is ever listed for trading on the Nasdaq National Market, Nasdaq SmallCap Market or the American Stock Exchange, than the "Principal Market" shall mean such other market on which the Company's Common Stock is then listed.

     (m) "Purchase Amount" means the portion of the Available Amount to be purchased by the Buyer pursuant to Section 1 hereof.

     (n) "Purchase Date" means the actual date that the Buyer is to buy Purchase Shares pursuant to Section 1 hereof.

     (o)     "Purchase Price" means, as of any Purchase Date the lower of the
(A) the lowest Sale Price of the Common Stock on the Purchase Date or such other date of determination or (B) the arithmetic average of the two (2) lowest Closing Sale Prices for the Common Stock during the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding such Purchase Date or other date of determination (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

     (p) "Sale Price" means, for any security as of any date, any trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

     (q)     "SEC" means the United States Securities and Exchange Commission.

     (r) "Trading Day" means any day on which the Principal Market is open for customary trading.


     11.     MISCELLANEOUS.

     (a)     Governing Law; Jurisdiction; Jury Trial.  The corporate laws of the
             ---------------------------------------
State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (b)     Counterparts.  This Agreement may be executed in two or more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c)     Headings.  The headings of this Agreement are for convenience of
             --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)     Severability.  If any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e)     Entire Agreement; Amendments.  This Agreement supersedes all other
             ----------------------------
prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

     (f)     Notices.  Any notices, consents, waivers or other communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
     Online Innovation, Inc.
     1118 Homer Street, Suite 218 Vancouver, B.C. Canada V6B 6L5
     Telephone:     (604) 669-7564
     Facsimile:     (604) 669-7507
     Attention:     Chad Lee

With a copy to:
     Stradling Yocca Carlson & Rauth
     660 Newport Center Drive, 16th Floor
     Newport Beach, CA  92660
     Telephone:     (949) 725-4000
     Facsimile:     (949) 725-4100
     Attention:     Shivbir S. Grewal

If to the Buyer:
     Fusion Capital Fund II, LLC
     222 Merchandise Mart Plaza, Suite 9-112
     Chicago, IL 60654
     Telephone:     312-644-6644
     Facsimile:     312-644-6244
     Attention:     Steven G. Martin

If to the Transfer Agent:
     Signature Stock Transfer, Inc.
     Office in the Park
     14675 Midway Road, Suite 221
     Addison, TX 75001
     Telephone:     972-788-4193
     Facsimile:     972-788-4194
     Attention:     Jason Bogutski

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     (g)     Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.

     (h)     No Third Party Beneficiaries.  This Agreement is intended for the
             ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i)     Publicity.  The Buyer shall have the right to approve before
             ---------
issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     (j)     Further Assurances.  Each party shall do and perform, or cause to
             ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (k)     Termination.  This Agreement may be terminated only as follows:
             -----------

         (i) By the Buyer any time an Event of Default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(g), 9(h) and 9(i) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under this Section 11(k)
     (i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

         (ii) In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party.

         (iii) In the event that the Commencement shall not have occurred on or before June 30, 2002, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party.

         (iv) If by the Maturity Date (including any extension thereof by the Company pursuant to Section 10(g) hereof), for any reason or for no reason the full Available Amount under this Agreement has not been purchased as provided for in Section 1 of this Agreement, by the Buyer without any liability or payment to the Company.

         (v) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a "Company Termination Notice") to the Buyer electing to terminate this Agreement without any liability or payment to the Buyer. The Company Termination Notice shall not be effective until one (1) Trading Day after it has been received by the Buyer.

         (vi) This Agreement shall automatically terminate on the date that the Company sells and the Buyer purchases Six Million Dollars ($6,000,000) of Common Stock as provided herein, without any action or notice on the part of any party.

Except as set forth in Sections 11(k)(i) and 11(k)(vi), any termination of this Agreement pursuant to this Section 11(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 11, shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall effect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

     (l)     Financial Advisor, Placement Agent, Broker or Finder.    The
             ----------------------------------------------------
Company acknowledges that it has retained Allied Capital International, Inc. as financial advisor in connection with the transactions contemplated hereby. The Company represents and warrants to the Buyer that it has not engaged any other financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

     (m)     No Strict Construction.  The language used in this Agreement is the
             ----------------------
language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (n)     Remedies, Other Obligations, Breaches and Injunctive Relief.  The
             -----------------------------------------------------------
Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (o)     Changes to the Terms of this Agreement.  This Agreement and any
             --------------------------------------
provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     (p)     Enforcement Costs.  If: (i) this Agreement is placed by the Buyer
             -----------------
in the hands of an attorney for enforcement or is enforced by the Buyer through any legal proceeding; or (ii) an attorney is retained to represent the Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Buyer, as incurred by the Buyer, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder.

     (q)     Failure or Indulgence Not Waiver.  No failure or delay in the
             --------------------------------
exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.



                           *     *     *     *     *

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.



                                       ONLINE INNOVATION, INC.:



                                       By:       /s/ Chad Lee
                                          --------------------------------
                                       Name:     Chad Lee
                                            ------------------------------
                                       Title:      President
                                            ------------------------------


                                       BUYER:
                                       ------

                                       FUSION CAPITAL FUND II, LLC
                                       BY: FUSION CAPITAL PARTNERS, LLC
                                       BY: SGM HOLDINGS CORP.


                                       By:        /s/ Steve G. Martin
                                          --------------------------------
                                       Name:       Steven G. Martin
                                            ------------------------------
                                       Title:     President
                                             -----------------------------

Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 25, 2001, by and between ONLINE INNOVATION, INC. a Delaware corporation, (the "Company"), and FUSION CAPITAL FUND II, LLC (together with it permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and between the parties hereto dated as of June 25, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

                                  WHEREAS:

     A. The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to the Buyer up to Six Million Dollars ($6,000,000) of the Company's common stock, par value $.001 per share (the "Common Stock") (the "Purchase Shares"); and

     B. In connection with the Purchase Agreement, the Company has issued to the Buyer (i) 640,000 shares of its Common Stock (the "Commitment Shares") and
(ii) a common stock purchase warrant (the "Warrant") granting the Buyer the right to purchase from the Company 320,000 shares of Common Stock (the "Warrant Shares"); and

     C. To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

     a. "Investor" means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

     b. "Person" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").

     d. "Registrable Securities" means (1) the Purchase Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases), (2) the Warrant Shares which have been, or which may, from time to time, be issued or issuable upon exercise of the Warrant (without regard to any limitation or restriction on exercise), and (3) the Commitment Shares issued to the Investor at or prior to the Commencement and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Warrant, the Commitment Shares or the Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement or under the Warrant.

     e. "Registration Statement" means the registration statement of the Company which the Company has agreed to file pursuant to Section 4(a) of the Purchase Agreement with respect to the sale of the Registrable Securities.

     2.     REGISTRATION.
            ------------

     a.     Mandatory Registration.  The Company shall use best efforts to keep
            ----------------------
the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which
(A) the Investor shall have sold all the Registrable Securities and no Available Amount remains under the Purchase Agreement (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     b.     Rule 424 Prospectus.  The Company shall, as required by applicable
            -------------------
securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Trading Day from the date the Investor receives the final version of such prospectus.

     c.     Sufficient Number of Shares Registered.  In the event the number of
            --------------------------------------
shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a "New Registration Statement"), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following
the filing thereof.   The Investor and its counsel shall have a reasonable
opportunity to review and comment upon any such amendment and/or New Registration Statement prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon any such amendment and/or New Registration Statement within two (2) Trading Days from the date the Investor receives the final version of any such amendment and/or New Registration Statement.

     3.     RELATED OBLIGATIONS.
            -------------------

     With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

     a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

     b. The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

     c. The Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits,
(ii) upon the effectiveness of any registration statement, ten (10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

     d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

     e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

     f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange or trading system on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

     h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

     i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

     j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

     k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                   ---------

     m. The Company shall take all other reasonable actions reasonably requested by the Investor to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

     4.     OBLIGATIONS OF THE INVESTOR.
            ---------------------------

     a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

     c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.     EXPENSES OF REGISTRATION.
            ------------------------

     All reasonable expenses, other than sales or brokerage commissions and legal fees and disbursements of counsel to the Investor, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

     6.     INDEMNIFICATION
            ---------------

     a. To the fullest extent permitted by law, the Company shall, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall, subject to Section 6(d) reimburse each Indemnified Person for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person from whom the person asserting a Claim purchased the Registrable Securities that are offered for sale by the preliminary prospectus (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

     b. In connection with the Registration Statement or any New Registration Statement, the Investor shall, and hereby does, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or

Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     e.     The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.
            ------------------------------------------------

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell the Registrable Securities to the public without registration ("Rule 144"), the Company agrees to:

     a. make and keep public information available, as those terms are understood and defined in Rule 144;

     b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9.     ASSIGNMENT OF REGISTRATION RIGHTS.
            ---------------------------------

     The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights under this Agreement without the written consent of the Company, other than to an affiliate of the Investor controlled by Steven G. Martin or Joshua B. Scheinfeld.

     10.     AMENDMENT OF REGISTRATION RIGHTS.
             --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

     11.     MISCELLANEOUS.
             -------------

     a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
     Online Innovation, Inc.
     1118 Homer Street, Suite 218 Vancouver, B.C. Canada V6B 6L5
     Telephone:     (604) 669-7564
     Facsimile:     (604) 669-7507
     Attention:     Chad Lee


With a copy to:
     Stradling Yocca Carlson & Rauth
     660 Newport Center Drive, 16th Floor
     Newport Beach, CA  92660
     Telephone:     (949) 725-4000
     Facsimile:     (949) 725-4100
     Attention:     Shivbir S. Grewal

If to the Investor:
     Fusion Capital Fund II, LLC
     222 Merchandise Mart Plaza, Suite 9-112
     Chicago, IL 60654
     Telephone:     312-644-6644
     Facsimile:     312-644-6244
     Attention:     Steven G. Martin

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     d. Except for the corporate laws of the State of Delaware which shall govern all issues concerning the relative rights of the Company and its stockholders, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions
other than the State of Illinois.   Each party hereby irrevocably submits to the
exclusive jurisdiction of the state and federal courts sitting the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     e. This Agreement, and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.



                                     * * * * * *

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.



                                           THE COMPANY:
                                           -----------

                                           ONLINE INNOVATION, INC.


                                           By:    /s/ Chad Lee
                                              --------------------------
                                           Name: Chad Lee
                                           Title: President


                                           BUYER:
                                           ------

                                           FUSION CAPITAL FUND II, LLC
                                           BY: FUSION CAPITAL PARTNERS, LLC
                                           BY: SGM HOLDINGS CORP.

                                           By:  /s/ Steve G. Martin
                                              --------------------------
                                           Name: Steven G. Martin
                                           Title: President

                                    EXHIBIT A
                                    ----------

                          TO REGISTRATION RIGHTS AGREEMENT
                          --------------------------------

                          FORM OF NOTICE OF EFFECTIVENESS
                             OF REGISTRATION STATEMENT

[Date]

[TRANSFER AGENT]
___________________
___________________

Re: [__________]

Ladies and Gentlemen:

     We are counsel to ONLINE INNOVATION, INC., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Common Stock Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and Fusion Capital Fund II, LLC (the "Holder") pursuant to which the Company has agreed to issue to the Holder up to Six Million Dollars ($6,000,000) of the Company's Common Stock, par value $0.001 per share (the "Common Stock") (the "Purchase Shares"), in accordance with the terms of the Purchase Agreement, and (ii) the Company issued to the Holder 640,000 shares of Common Stock (the "Commitment Shares"). Pursuant to the Common Stock Purchase Agreement, the Company also has issued to the Buyer a warrant (the "Warrant") granting the Buyer the right to purchase from the Company 320,000 shares of Common Stock (the "Warrant Shares"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Purchase Shares, the Warrant Shares and the Commitment Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Purchase Agreement and the Registration Rights Agreement, on _____________, the Company filed a Registration Statement (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Purchase Shares, the Warrant Shares and the Commitment Shares.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Purchase Shares, the Warrant Shares and the Commitment Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

     The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Commitment Shares, the Warrant Shares or the Purchase Shares.

                                                Very truly yours,

                                                [Company Counsel]
                                                By:____________________

cc:     Fusion Capital Fund II, LLC

Exhibit 10.3

THIS WARRANT (THIS "WARRANT") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                             ONLINE INNOVATION, INC.

                                     WARRANT

                       Original Issue Date: June 25, 2001

      This Warrant is issued in connection with and pursuant to that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated as of June 25, 2001, by and between ONLINE INNOVATION, INC., a Delaware corporation (the "Company") and FUSION CAPITAL FUND II, LLC (the "Buyer").

     FOR VALUE RECEIVED, the Buyer, the registered holder hereof, or its permitted assigns (the "Holder"), is entitled to purchase from the Company, during the period specified in this Warrant, 320,000 fully paid and non-assessable shares (subject to adjustment as hereinafter provided) of Common Stock (the "Warrant Shares"), of the Company at the purchase price per share provided in Section 1.2 of this Warrant (the "Warrant Exercise Price"), all subject to the terms and conditions set forth in this Warrant. All terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.


Section 1.     Period for Exercise and Exercise Price.

     1.1 Period for Exercise. The right to purchase shares of Warrant Shares represented by this Warrant shall be immediately exercisable, and shall expire at 5:00 p.m., Chicago local time, June 25, 2006 (the "Expiration Date"). From and after the Expiration Date this Warrant shall be null and void and of no further force or effect whatsoever.

     1.2 Warrant Exercise Price. The Warrant Exercise Price per share of Warrant Shares shall be $0.75 per share (subject to adjustment as hereinafter provided).

Section 2.     Exercise of Warrant.

     2.1     Manner of Exercise.   The Holder may exercise this Warrant, in
whole or in part, immediately, but not after the Expiration Date, during normal business hours on any business day by surrendering this Warrant to the Company at the principal office of the Company, accompanied by a Warrant Exercise Form in substantially the form annexed hereto duly executed by the Buyer and by payment of the Warrant Exercise Price for the number of shares of Warrant Shares for which this Warrant is then exercisable, either (i) in immediately available funds, (ii) by delivery of an instrument evidencing indebtedness owing by the Company to the Holder in the appropriate amount, (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of this Warrant having a fair market value (defined as the last reported Closing Sale Price of the Common Stock on the date immediately preceding the date of the Warrant Exercise notice) on the date of delivery equal to the aggregate Warrant Exercise Price, or (iv) in a combination of (i), (ii) or (iii) above, provided, however, that in no event shall the Holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which determination of such proviso is being made, but shall exclude the shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The Holder may waive the foregoing limitation by written notice to the Company upon not less than 61 days prior written notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

     2.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected on the day on which all requirements of Section 2.1 shall have been met with respect to such exercise. At such time the person in whose name any certificate for shares of Warrant Shares shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the Holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.

     2.3 Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, and in any event no later than 3 days after such exercise, the Company at its expense will issue Warrant Shares via credit to the Buyer's account with DTC for the number of Warrant Shares to which such Buyer is entitled upon such Buyer's submission of the applicable Warrant Exercise Form or, if the Transfer Agent is not participating in The DTC Fast Automated Securities Transfer Program and DWAC system, issue and surrender to the address as specified in the Warrant Exercise Form,, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled to upon such exercise.

Section 3. Adjustment of Purchase Price and Number of Shares. The Warrant Exercise Price and the kind of securities issuable upon exercise of the Warrant shall be adjusted from time to time as follows:

     3.1 Subdivision or Combination of Shares (Stock Splits). If the Company at any time effects a subdivision or combination of the outstanding Common Stock (through a stock split or otherwise), the number of shares of Warrant Shares shall be increased, in the case of a subdivision, or the number of shares of Warrant Shares shall be decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

     3.2 Stock Dividends. If the Company at any time pays a dividend, or makes any other distribution, to holders of Common Stock payable in shares of Common Stock, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then the number of shares of Warrant Shares in effect immediately prior to such action shall be proportionately increased so that the Holder hereof may receive upon exercise of the Warrant the aggregate number of shares of Common Stock which he or it would have owned immediately following such action if the Warrant had been exercised immediately prior to such action. The adjustment shall become effective immediately as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or distribution (or if no such record is taken, as of the effectiveness of such dividend or distribution).

     3.3 Reclassification, Consolidation or Merger. If at any time, as a result of:

     (a) a capital reorganization or reclassification (other than a subdivision, combination or dividend provided for elsewhere in this Section 3), or

     (b) a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation),

the Common Stock issuable upon exercise of the Warrants shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Company or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Warrants (or of any securities into which the Warrants are exercised or for which the Warrants are exchanged), so that:

     (c) the Holders of Warrants or of such substitute securities shall thereafter be entitled to receive, upon exercise of the Warrants or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such Holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such Holders had exercised their Warrants immediately prior to such capital reorganization, reclassification, merger, or consolidation, and

     (d) the Warrants or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 3.3.

No consolidation or merger in which the Company is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 3.3. The provisions of this Section 3.3 shall similarly apply to successive capital reorganizations, reclassifications, mergers and consolidations.

     3.4 Other Action Affecting Common Stock. If at any time the Company takes any action affecting its Common Stock, other than an action described in any of Sections 3.1 - 3.3 which, in the opinion of the Board of Directors of the Company (the "Board"), would have an adverse effect upon the exercise rights of the Warrants, the Warrant Exercise Price or the kind of securities issuable upon exercise of the Warrants, or both, shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances; provided, however, that the purpose of this Section is to prevent the Company from taking any action which has the effect of diluting the number of shares of Warrant Shares issuable upon exercise of this Warrant.

     3.5 Notice of Adjustment Events. Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this Section 3, the Company shall mail to each Warrant Holder, at least 20 days prior to the record date with respect to such event or, if no record date shall be established, at least 20 days prior to such event, a notice specifying (i) the nature of the contemplated event, and (ii) the date on which any such record is to be taken for the purpose of such event, and (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable in connection with such event.

     3.6 Notice of Adjustments. Whenever the kind or number of securities issuable upon exercise of the Warrants, or both, shall be adjusted pursuant to
Section 3, the Company shall deliver a certificate signed by its Chief Executive Officer and by its Chief Financial Officer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Exercise Price and the kind of securities issuable upon exercise of the Warrants after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each Warrant Holder promptly after each adjustment.

     Section 4. Reservation of Stock, etc. The Company covenants and agrees that it will at all times have authorized, reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of shares of Warrant Shares from time to time issuable upon the exercise of this Warrant. The Company further covenants and agrees that this Warrant is, and any Warrants issued in substitution for or replacement of this Warrant and all Warrant Shares, will upon issuance be duly authorized and validly issued and, in the case of Warrant Shares, upon issuance will be fully paid and non-assessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes) and, if the Common Stock of the Company is then listed on any national securities exchanges (as defined in the Exchange Act of 1934, as amended (the "Exchange Act")) or quoted on NASDAQ, shall be, subject to the restrictions set forth in Section 5, duly listed or quoted thereon, as the case may be. In the event that the number of authorized but unissued shares of such Common Stock shall not be sufficient to effect the exercise of this entire Warrant into Warrant Shares, then in addition to such other remedies as shall be available to the Holder of this Warrant, the Company shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of such Common Stock to such number of shares as shall be sufficient for such purpose.

Section 5.     Ownership, Transfer and Substitution of Warrants.

     5.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

     5.2 Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to the Holder thereof, upon the order of such Holder, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder may direct, for such number of shares with respect to each such Warrant, the aggregate number of shares in any event not to exceed the number of shares for which the Warrant so surrendered had not been exercised.

     5.3 REGISTRATION RIGHTS. THE HOLDER OF THIS WARRANT IS ENTITLED TO CERTAIN REGISTRATION RIGHTS WITH RESPECT TO THE WARRANT SHARES ISSUABLE UPON EXERCISE THEREOF. SAID REGISTRATION RIGHTS ARE SET FORTH IN A REGISTRATION

RIGHTS AGREEMENT DATED AS OF JUNE 25, 2001, BY AND BETWEEN THE BUYER AND THE COMPANY.


     5.4 Exemption from Registration. If an opinion of counsel provides that registration is not required for the proposed exercise or transfer of this Warrant or the proposed transfer of the Warrant Shares and that the proposed exercise or transfer in the absence of registration would require the Company to take any action including executing and filing forms or other documents with the Securities and Exchange Commission (the "SEC") or any state securities agency, or delivering to the Holder any form or document in order to establish the right of the Holder to effectuate the proposed exercise or transfer, the Company agrees promptly, at its expense, to take any such action; and provided, further, that the Company will reimburse the Holder in full for any expenses (including but not limited to the fees and disbursements of such counsel, but excluding brokers' commissions) incurred by the Holder or owner of Warrant Shares on his, her or its behalf in connection with such exercise or transfer of the Warrant or transfer of Warrant Shares.

Section 6. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 7. Rule 144 Sales. At the request of any Holder who proposes to sell securities in compliance with Rule 144 of the SEC, the Company will (i) forthwith furnish to such Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and such Holder such information as will enable the Holder to make sales pursuant to Rule 144.

Section 8.     Miscellaneous.

     8.1 Amendment and Waiver. This Warrant may be amended with, and only with, the written consent of the Company and the Holder. Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

     8.2 Representations and Warranties to Survive Closing. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Shares upon the exercise hereof.

     8.3 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Warrant to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Warrant, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

     8.4 Binding Effect; No Third Party Beneficiaries. All provisions of this Warrant shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, executors, administrators, legal representatives, successors, and permitted transferees and assigns. No person other than the holder of this Warrant and the Company shall have any legal or equitable right, remedy or claim under or in respect of, this Warrant.

     8.5 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
     Online Innovation, Inc.
     1118 Homer Street, Suite 218
     Vancouver, B.C.Canada V6B 6L5
     Telephone:     (604) 669-7564
     Facsimile:     (604) 669-7507
     Attention:     Chad Lee

With a copy to:
     Stradling Yocca Carlson & Rauth
     660 Newport Center Drive, 16th Floor
     Newport Beach, CA 92660
     Telephone:     (949) 725-4000
     Facsimile:     (949) 725-4100
     Attention:     Shivbir S. Grewal

If to the Buyer:
     Fusion Capital Fund II, LLC
     222 Merchandise Mart Plaza, Suite 9-112
     Chicago, IL 60654
     Telephone:     312-644-6644
     Facsimile:     312-644-6244
     Attention:     Steven G. Martin

If to the Transfer Agent:
     Signature Stock Transfer, Inc.
     Office in the Park

     14675 Midway Road, Suite 221
     Addison, TX 75001
     Telephone:     972-788-4193
     Facsimile:     972-788-4194
     Attention:  __________________

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     8.6 Taxes, Costs and Expenses. The Company covenants and agrees that it will pay when due and payable any and all federal, state and local taxes (other than income taxes) and any other costs and expenses which may be payable in respect of the preparation, issuance, delivery, exercise, surrender or transfer of this Warrant pursuant to the terms of this Warrant or the issuance of any shares of Warrant Shares as a result thereof. If any suit or action is instituted or attorneys employed to enforce this Warrant or any part thereof, the Company promises and agrees to pay all costs and expenses associated therewith, including reasonable attorneys' fees and court costs.

      8.7 Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO

REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     8.8 Loss of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     8.9 Entire Agreement. This Warrant, the Purchase Agreement and the Registration Rights Agreement of even date herewith represent the entire agreement and understanding between the parties concerning the subject matter hereof and supercede all prior and contemporaneous agreements, understandings, representations and warranties with respect thereto.

     8.10 Headings. The headings used herein are used for convenience only and are not to be considered in construing or interpreting this Warrant.



                                           ONLINE INNOVATION, INC.

                                           By:  /s/ Chad Lee
                                              --------------------------
                                           Name:    Chad Lee
                                                ------------------------
                                           Title:   President
                                                 -----------------------

                              WARRANT EXERCISE FORM
                              ---------------------


                                                             Date:_____________


________________
________________
________________
Attention: __________


Ladies and Gentlemen: The undersigned, being the registered holder of your Warrant number ______ accompanying this letter, hereby irrevocably exercises such Warrant for _____ shares of Warrant Shares (as defined in said Warrant), and herewith makes payment therefor in the amount of ($___________ )(via "cash-less exercise" in accordance with the Warrant), and requests that such shares of Warrant Shares be issued in the name of, and delivered to Fusion Capital Fund II, LLC, at the address shown below the signature line hereof.


If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.Sincerely,

FUSION CAPITAL FUND II, LLC


_________________________
Signature of Registered Warrant Holder
Fusion Capital Fund II, LLC
222 Merchandise Mart Plaza, Suite 9-112
Chicago, IL 60654

                FORM OF COMPANY CONFIRMATION OF WARRANT EXERCISE

     Reference is made to the Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") between ONLINE INNOVATION, INC. (the "Company") and FUSION CAPITAL FUND II, LLC dated _________, 2001,. In accordance with and pursuant to the Common Stock Purchase Agreement, the Company has issued to FUSION CAPITAL FUND II, LLC a Warrant to Purchase 320,000 shares of common stock, par value $.001 per share (the "Common Stock") of the Company. The undersigned hereby confirms that FUSION CAPITAL FUND II, LLC has exercised the Warrant to purchase _____ shares of Common stock and authorizes the issuance of ______ shares of common stock, par value $.001 per share (the "Common Stock") of the Company, in connection with the Warrant Exercise Notice. Specifically, the Company hereby confirms the following information:


     Number of shares of Common
     Stock to be issued:
                                           -------------------------------------

     Remaining Number of shares
     Subject to Exercise:
                                           -------------------------------------

     Exercise Price:                    $.75/share of Common Stock (Subject to
 Adjustment pursuant to the Warrant)

The shares of Common Stock shall be issued in the name and to the address as set forth in the applicable Warrant Exercise Notice.


     Authorized Signature
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                  -----------------------------
                                           Phone#:
                                                   ----------------------------
                                           Fax #:
                                                   ----------------------------

Exhibit 99.1

ONLINE
        innovation inc.
----------------------------

For Release June 26, 2001 10:00 am EST
---------------------------------------


Online Innovation, Inc. Secures $6.0 Million of Equity from Fusion Capital

Vancouver, British Columbia, June 26, 2001 /PRNewswire/--Online Innovation, Inc. (the company) (OTC Bulletin Board: ONIN, Frankfurt: ONN) creators of VirtuallyDating.com, is pleased to announce that it has entered into a common stock purchase agreement with Fusion Capital Fund II, LLC a Chicago based institutional investor, whereby Fusion Capital has agreed, subject to certain conditions, to buy up to $6.0 million of the Company's common stock over a thirty month period. The purchase price of the shares to be sold to Fusion Capital will be based upon the market price of our common stock at the time of sale without a predetermined fixed discount. The Company has the right to control the timing and the amount of stock sold to Fusion Capital.

The commencement of the funding is subject to certain conditions including the effectiveness of a registration statement covering the resale of the shares sold to Fusion pursuant to the common stock purchase agreement. Online Innovation intends to periodically evaluate market conditions and its capital needs in order to determine the amount of stock it will sell to Fusion. The proceeds from the funding will be used for working capital, general corporate purposes and possible acquisitions.

"We are very excited about Fusion's capital commitment and partnership with Online Innovation", stated Chad Lee, Chief Executive Officer. "We believe this financing will help us effectively execute our business plan, develop additional rich content for our Internet presence and build value for our shareholders by focusing our efforts on revenue generation from our current and future web properties. Besides access to capital, Fusion brings many tangible and intangible benefits that are important to the success of any organization."

"Fusion is looking forward to working with Online Innovation," Josh Scheinfeld, Managing Member, Fusion Capital added, "The combination of a low cost structure and scalable, value added web properties makes Online a dynamic investment. We believe that the company is now well positioned to begin to migrate to a subscription based model with recurring revenues and look forward to being a part of this phase of its growth."

About Online Innovation, Inc.

Online Innovation, Inc. is a fully reporting public company listed on the NASD OTC Bulletin Board. Through the development of it's wholly owned, award winning web property, VirtuallyDating.com, single adults will have the opportunity to


--------------------------------------------------------------------------------
Suite 218 - 1118 Homer Street    Ph: [604] 669.7564    Toll Free: 1.877.900.2299
Vancouver, BC, Canada  V6B 6L5   Fx: [604] 669.7507    www.online-innovation.com

ONLINE
        innovation inc.
----------------------------

expand their social networks in an entertaining and rich interactive avatar based virtual community, that utilizes the most up to date, cutting edge technology and trend setting design applications.

The VirtuallyDating online singles destination has been developed using the latest in Macromedia Flash and Shockwave technology, with full motion animation, music and sound effects. Present Internet users that do not have the Flash and Shockwave plug-in required to view the site, are able to download the software from a link located within http://www.virtuallydating.com.
                           -------------------------------

About Fusion Capital Fund II, LLC

Fusion Capital Fund II, LLC is a broad-based investment fund, based in Chicago, Illinois. Fusion Capital makes a wide range of investments ranging from special situation financing to long-term strategic capital.

For more information, please visit http://www.online-innovation.com or contact
                                   --------------------------------
Online Innovation, Inc. at 1-877-900-2299 or e-mail the company at: contact@online-innovation.com.
            -----------------

Safe Harbor Statement

All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes, intends or anticipates will or may occur in the future, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. These risks and uncertainties include, but are not limited to, the Company's reliance on current revenues; the uncertainties associated with the introduction of new products/services; management of growth, including the ability to attract and retain qualified employees; the ability to integrate acquisitions made by the Company and the costs associated with such acquisitions; dependence on its chief executive officer; substantial competition from larger companies with greater financial and other resources than the Company; the success of its marketing strategy; its dependence on suppliers for some of its products; currency fluctuations and other risks associated with foreign sales and foreign operations; quarterly fluctuations in revenues, income and overhead expense; and potential product liability risk associated with its existing and future products. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE: ONLINE INNOVATION, INC.


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Suite 218 - 1118 Homer Street    Ph: [604] 669.7564    Toll Free: 1.877.900.2299
Vancouver, BC, Canada  V6B 6L5   Fx: [604] 669.7507    www.online-innovation.com


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